                        ANNUAL REPORT / OCTOBER 31, 2001

                           AIM GLOBAL HEALTH CARE FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                           AIM GLOBAL HEALTH CARE FUND

                                 [COVER IMAGE]

                     -------------------------------------

                     BASKET OF APPLES BY LEVI WELLS PRENTICE

              FRESH FRUIT IS FREQUENTLY ASSOCIATED WITH HEALTH AND

              WELL-BEING. USING A DISCIPLINED INVESTMENT APPROACH,

            AIM GLOBAL HEALTH CARE FUND SEEKS TO INVEST IN COMPANIES

              THAT BRING TO THE MARKETPLACE PRODUCTS AND SERVICES

                 DESIGNED TO COMBAT DISEASE AND PROMOTE HEALTH.

                     -------------------------------------



ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Health Care Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's ~Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector or single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The unmanaged MSCI All Country (AC) World Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered developed or emerging markets.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The unmanaged Lipper Health and Biotechnology Fund Index represents an average of the 10 largest health and biotechnology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI All Country (AC) World Free Index is a group of global securities tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED
      NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                      As usually occurs during difficult stock markets, fixed-
                   income investments, particularly high-quality ones, did well.
                   The broad-based Lehman Aggregate Bond Index was up 14.56% for the year.
                      To give you some idea of how harsh the equity environment
                   has been, for major domestic and global benchmarks--the S&P
500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Despite the extraordinarily difficult environment during the fiscal year, your fund produced a positive total return. For example, Class A shares of AIM Global Health Care fund rose 10.85% at net asset value, which placed them in the top 1% of health/biotechnology funds, as tracked by independent mutual fund monitor Lipper, Inc. Over the long run also, as shown later in this report, your fund handsomely outperforms the broad market indexes which it uses as benchmarks.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for ~nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

HEALTH CARE STOCKS: A GOOD PRESCRIPTION

HOW DID THE AIM GLOBAL HEALTH CARE FUND PERFORM IN THIS TURBULENT MARKET?
In one of the most difficult markets in recent memory, the AIM Global Health Care Fund performed strongly, as healthcare stocks became a place of refuge in an otherwise declining equity market.
    For the fiscal year ended October 31, 2001, the AIM Global Health Care Fund posted total returns of 10.85% for Class A Shares, 10.28% for Class B Shares, and 10.32% for Class C Shares. (These figures are at net asset value, which does not include sales charges.) The fund dramatically outperformed its market index, the MSCI AC World Index, whose total return was -25.16% for the reporting period. It also beat the Lipper Health and Biotechnology Fund Index by a very wide margin; the total return for that fund index (which measures the average returns of other health and biotechnology funds) was -12.92%. The fund's net assets grew from $612.8 million to $843.5 million over the fiscal year.

HOW WERE THE MARKET CONDITIONS OVER THE COURSE OF THE FISCAL YEAR?
The last four quarters have been very difficult for almost all stocks and the economy as a whole. The Dow Jones Industrial Average saw a substantial decline over the course of the year, as did the S&P 500 stock index. The technology-heavy Nasdaq index fell even more sharply. The economy of the United States posted negative economic growth in the third quarter of 2001. The Federal Reserve Board (the Fed), trying to slow the decline and restart the economy, lowered interest rates numerous times. Equity markets throughout the world declined as well, as the slowing U.S. economy dragged down the economies of its trading partners.
    Much of this decline has been blamed on two factors. Stock prices soared in 1999 and early 2000, but eventually it became apparent that corporate earnings had not grown as much as stock prices had, and the prices began a slide that gained momentum and eventually affected almost every area of the market.
    Another major factor was the bursting of the technology bubble. As many technology companies and dot-coms struggled and eventually closed, demand for computer equipment and software dropped dramatically. This slowdown in spending spread throughout almost every sector of the economy.
    These difficulties were compounded by the tragedies of September 11. The
New York Stock Exchange was closed for several days, and when it re-opened, panic selling sent the stock market into one of its steepest declines ever. Many of the downward trends in the market accelerated after the September 11 attacks, and the markets hit new lows for the year.
    However, by the end of October, much of the lost ground had been made up, and the rallying market may signal that the worst is over. The Fed's rate cuts, coupled with the federal government's stimulus package, could lead to economic growth ahead.

HOW DID THE MARKET ENVIRONMENT AFFECT HEALTH CARE STOCKS?
During this turmoil, one of the few bright spots has been the health care sector. Health care stocks are generally less affected by changes in the rest of the economy, because the demand for health care is relatively steady. As a result, health care stocks have been long regarded as good defensive stocks--that is, they are a good place to go in a difficult market. That has again shown itself to be true over this past year, as the health care sector has seen large net inflows of money, and many health care stocks have appreciated in value as investors moved out of other sectors of the market.

FUND AT A GLANCE

AIM Global Health Care Fund seeks long-term growth of capital by investing in global companies that design, manufacture, or sell products and services used in health care or medicine.

INVESTMENT STYLE-GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Investing in the best healthcare companies worldwide using a bottom-up stock-selection process.

o   No more than 50% of assets in any single country other than the United
    States.

o   Diversified across multiple industries within the health care sector.

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

==========================================================================================================
TOP 10 HOLDINGS                                           TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------
 1. Tenet Healthcare Corp.                       6.3%      1. Health Care Facilities                 34.1%

 2. Community Health Systems Inc.                5.2       2. Pharmaceuticals                        26.8

 3. Universal Health Services, Inc. - Class B    5.0       3. Biotechnology                          13.4

 4. Triad Hospitals, Inc.                        4.8       4. Health Care Distributors &  Services    3.0

 5. Province Healthcare Co.                      4.7       5. Health Care Equipment                   1.8

 6. Health Management Associates, Inc.-Class A   3.7       6. Diversified Chemicals                   1.2

 7. Sanofi-Synthelabo S.A. (France)              3.5       7. Electronic Equipment and Instruments    0.9

 8. Altana A.G. (Germany)                        3.3       8. Managed Health Care                     0.4

 9. Protein Design Labs, Inc.                    2.7       9. Employment Services                     0.4

10. Pfizer Inc.                                           10. Household Products                      0.1

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

==========================================================================================================


    The AIM Global Health Care Fund has been one of the best funds in the health care fund category, beating Lipper Health/Biotech Index by 23.77 percentage points, as shown in the chart below.
    Health care stocks have been a good source of steady growth over the last several years, but during the boom in technology they were out of favor as investors pursued the higher returns in more volatile areas of the market. Despite being out of favor compared to other areas, the health care sector was still posting positive returns. As the rest of the market retreated, health care continued its steady growth, and became an increasingly attractive area for investors.

HOW DID YOU MANAGE THE FUND DURING THE YEAR?
The fund's strong performance has been due mostly to three industries: Health care facilities, pharmaceuticals, and biotechnology. All three areas posted healthy gains for the fiscal year. We increased our weighting in biotechnology from less than 5% to more than 10%, and added several new names in that industry. We also increased our holdings in pharmaceutical companies. The fund reduced its exposure to medical semiconductor equipment companies.
    Our health care facilities exposure is characterized by companies with solid fundamentals and growing earnings. This area is expected to see continued growth due in part to the aging of the population and the increased need for long-term care. Ironically, as more new treatments come out for difficult diseases like cancer, the need for long-term care will increase as these patients live longer. We also hold several firms that we feel are poised to take advantage of the explosion of knowledge in the field of genomics and gene therapy.

WHAT WERE SOME INTERESTING COMPANIES THAT YOU HAVE HELD IN THE FUND?

o TENET HEALTHCARE--the second largest hospital group in the United States, which was our number one holding at the end of October. Tenet did very well for us over the fiscal year. It owns or operates about 110 hospitals in 11 states.
o PROTEIN DESIGN LABS--a biotechnology company that develops drugs that help treat auto-immune system diseases. This is a new holding for the fund, and a company that we believe has long-term growth potential.
o PFIZER--our largest pharmaceutical holding (at the end of October), is one of the largest drug-making companies in the world.
o ALTANA--a German pharmaceutical company and manufacturer of specialized chemicals and diagnostic products, also did well for us this fiscal year.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED?
There were several positives for the markets, including low interest rates and the fact the federal government is poised to inject significant money into the economy. In addition, investors have a great deal of cash on the sidelines in money market funds. Should these investors return to the stock market, they would increase demand for stocks in general.
    The fundamentals that have made the health care sector strong during the last few years are still in place, and we see promise in new medical technology and drugs that will be entering the marketplace, as well as the growing need for long-term care.

AIM GLOBAL HEALTH CARE FUND OUTPERFORMS INDEXES
Total returns for the fiscal year ended 10/31/01, excluding sales charges

                                   [BAR CHART]

         MSCI AC                     LIPPER                    AIM GLOBAL
       WORLD INDEX               HEALTH/BIOTECH               HEALTH CARE
         -25.16%                   FUND INDEX                FUND A SHARES
                                    -12.92%                      10.85%

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
Inception (8/7/89)       15.12%
10 years                 12.43
5 years                  16.33
1 year                    5.59

CLASS B SHARES
Inception (4/1/93)       17.52%
5 years                  16.66
1 year                    5.37

CLASS C SHARES
Inception (3/1/99)       17.88%
1 year                    9.34

In addition to the returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter end, which were as follows. Class A shares, one year, 6.38%; five years, 16.10%; 10 years, 13.28%; inception (8/07/89), 15.39%. Class B shares, one year, 6.20%; five years, 16.44%; inception (4/01/93), 17.93%. Class C shares, one year, 10.16%; inception (3/01/99), 19.30%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
8/7/89-10/31/01

================================================================================
8/7/89      9525     8/7/89    10000    10000
10/89       9858     10/89      9737     9752
10/90      10717     10/90      8693     8587
10/91      16528     10/91     10185    10057
10/92      15057     10/92      9771     9628
10/93      15409     10/93     12533    12319
10/94      16698     10/94     13703    13592
10/95      20327     10/95     14790    14561
10/96      25033     10/96     17134    16836
10/97      32139     10/97     19887    19486
10/98      30630     10/98     22476    21971
10/99      36481     10/99     28322    27771
10/00      50520     10/00     28545    28009
10/01      55986     10/01     21368    20961

AIM Global Health Care A Shares $55,986
MSCI World Free Index $21,368
MSCI World Index $20,961

                                                        Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================
The chart compares AIM Global Health Care Fund Class A Shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 8/7/89 - 10/31/01. Please note that the performance of the indexes is from 7/31/89 - 10/31/01.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI AC World Free Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your total return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structure and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance of the indexes does not reflect the effects of taxes, either.
    Beginning with this reporting period, performance of AIM Global Health Care Fund will be compared to the MSCI AC World Free Index. The fund will no longer measure its performance against the MSCI AC World Index, the index published in previous reports to shareholders. Morgan Stanley no longer supports the MSCI AC World Index; a "free" index represents actual buyable opportunities for global investors. Because this is the first reporting period using the new index, SEC guidelines require that we compare the fund's performance to both the old and the new indexes.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

TO CHOOSE A FUND CHECK MORE THAN PERFORMANCE

Financial markets have posed quite a challenge to investors recently. What was in favor just months ago may be out of favor now, and vice versa. Anyone who invested during the long-running bull market of the 1990s has probably seen some of his or her returns evaporate in the more challenging market environment of late. The bulging coffers of many money market mutual funds mean some investors have opted to sit things out and wait until things seem more favorable. Other investors may be searching the mutual fund universe for those funds that seem to be weathering the storm better than others. After all, isn't it logical to switch from a mutual fund that is not performing well at the moment to one that is? Not always. What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

How well does the fund match my financial goals?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

How well does the fund match my tolerance for risk?
Many mutual funds that report high-flying returns over the short run may be pretty aggressive--and therefore relatively risky. They may have the potential to make your money grow, but they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

How well does the fund fit into my portfolio?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment, so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE
The phenomenal returns of the 1990s were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone always came out a winner in the '90s.
    In reality, market sectors go in and out of favor from year to year. Just because financial markets as a whole enjoy good performance doesn't mean every segment of the market does. For example, in 1999 only a few large companies accounted for many of the markets' records--more than half the stocks in the S&P 500 declined that year. The technology sector was clearly dominant; the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%. So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.
    As we've seen in 2000 and 2001, financial markets can be quite fickle, revolving around investors' perceptions as much as

                                [NEWSPAPER PHOTO]
hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC
Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION:
THE OLD STANDBY
The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors ~should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income).
    As Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.
    Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.

(2) Source Bloomberg

DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.


  MONTH           AMOUNT INVESTED     SHARE PRICE     SHARES PURCHASED

  JANUARY            $  200               $ 24              8.333

  FEBRUARY              200                 20             10.000

  MARCH                 200                 14             14.286

  APRIL                 200                 18             11.111

  MAY                   200                 22              9.091

  JUNE                  200                 24              8.333

  6-MONTH TOTAL      $1,200               $122             61.154

  Average price per share: $122 divided by 6 = $20.33
  Average cost per share: $1,200 divided by 61.154 = $19.62

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS-65.37%

BIOTECHNOLOGY-13.36%

Affymetrix, Inc.(a)(b)                            425,000   $ 12,771,250
------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc.(a)                  400,000      6,884,000
------------------------------------------------------------------------
Amgen Inc.(a)                                     265,000     15,057,300
------------------------------------------------------------------------
Biogen, Inc.(a)                                     1,000         55,000
------------------------------------------------------------------------
Cell Genesys, Inc.(a)                              10,000        179,000
------------------------------------------------------------------------
Cell Therapeutics, Inc.(a)                          3,000         90,090
------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                         450,000     15,120,000
------------------------------------------------------------------------
Ciphergen Biosystems, Inc.(a)                     355,000      1,579,750
------------------------------------------------------------------------
Diacrin, Inc.(a)                                   20,000         34,000
------------------------------------------------------------------------
Exelixis, Inc.(a)                                   5,000         67,000
------------------------------------------------------------------------
Genzyme Corp.(a)                                  350,000     18,882,500
------------------------------------------------------------------------
Genzyme Molecular Oncology(a)                      20,000        190,600
------------------------------------------------------------------------
Human Genome Sciences, Inc.(a)(b)                 150,000      6,394,500
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                       2,000        119,960
------------------------------------------------------------------------
ILEX Oncology, Inc.(a)                              2,000         52,220
------------------------------------------------------------------------
Incyte Genomics, Inc.(a)                          293,200      4,368,680
------------------------------------------------------------------------
Matrix Pharmaceutical, Inc.(a)                    650,000        468,000
------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.(a)                     100,000        425,000
------------------------------------------------------------------------
Protein Design Labs, Inc.(a)(b)                   700,000     23,107,000
------------------------------------------------------------------------
SangStat Medical Corp.(a)                           5,000        113,200
------------------------------------------------------------------------
Titan Pharmaceuticals, Inc.(a)                    770,000      5,505,500
------------------------------------------------------------------------
Transkaryotic Therapies, Inc.(a)                    3,000        114,180
------------------------------------------------------------------------
Vertex Pharmaceuticals Inc.(a)(b)                  40,000        980,000
------------------------------------------------------------------------
XOMA Ltd.(a)                                       17,100        127,737
========================================================================
                                                             112,686,467
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.87%

Packard BioScience Co.(a)                          15,000        119,100
------------------------------------------------------------------------
Varian Inc.(a)                                    283,000      7,171,220
------------------------------------------------------------------------
Waters Corp.(a)                                     2,000         70,980
========================================================================
                                                               7,361,300
========================================================================

EMPLOYMENT SERVICES-0.36%

Cross Country, Inc.(a)                            150,000      3,058,500
========================================================================

ENVIRONMENTAL SERVICES-0.03%

Stericycle, Inc.(a)                                 5,000        240,000
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.99%

AmerisourceBergen Corp.(b)                         70,000      4,449,200
------------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                    100,000      2,300,000
------------------------------------------------------------------------
DaVita, Inc.(a)                                     5,000         91,000
------------------------------------------------------------------------
Express Scripts, Inc.(a)                           25,000      1,023,500
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            30,000      2,586,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
HEALTH CARE DISTRIBUTORS & SERVICES-(CONTINUED)

Lincare Holdings Inc.(a)                          162,000   $  4,163,400
------------------------------------------------------------------------
Odyssey Healthcare, Inc.(a)                       112,000      1,932,000
------------------------------------------------------------------------
Omnicell, Inc.(a)                                 293,100      2,330,145
------------------------------------------------------------------------
Owens & Minor, Inc.                                 5,000         88,050
------------------------------------------------------------------------
PSS World Medical, Inc.(a)                        150,000      1,354,500
------------------------------------------------------------------------
Syncor International Corp.(a)                     170,000      4,930,000
========================================================================
                                                              25,247,795
========================================================================

HEALTH CARE EQUIPMENT-1.78%

ATS Medical, Inc.(a)(c)                           250,000        952,500
------------------------------------------------------------------------
Becton, Dickinson & Co.                           180,000      6,444,000
------------------------------------------------------------------------
Caliper Technologies Corp.(a)                      20,000        241,400
------------------------------------------------------------------------
CONMED Corp.(a)                                     6,000        101,220
------------------------------------------------------------------------
Mentor Corp.                                      100,000      2,792,000
------------------------------------------------------------------------
ORATEC Interventions, Inc.(a)                       5,000         30,700
------------------------------------------------------------------------
Therasense, Inc.(a)                                76,200      1,965,960
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                     1,000         67,100
------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                     153,900      2,308,500
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                            2,000         61,820
========================================================================
                                                              14,965,200
========================================================================

HEALTH CARE FACILITIES-34.10%

Community Health Systems, Inc.(a)               1,750,000     43,750,000
------------------------------------------------------------------------
HCA Inc.                                          490,000     19,433,400
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)   1,600,000     31,184,000
------------------------------------------------------------------------
HEALTHSOUTH Corp.(a)                              375,000      4,882,500
------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                        5,000        155,900
------------------------------------------------------------------------
Medcath Corp.(a)                                   10,200        202,062
------------------------------------------------------------------------
Province Healthcare Co.(a)                      1,450,000     39,947,500
------------------------------------------------------------------------
RehabCare Group, Inc.(a)                          150,000      3,810,000
------------------------------------------------------------------------
Select Medical Corp.(a)                           250,000      4,372,500
------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         930,000     53,493,600
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                        1,500,000     40,350,000
------------------------------------------------------------------------
United Surgical Partners International,
  Inc.(a)                                         203,600      3,664,800
------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)      1,050,000     42,409,500
========================================================================
                                                             287,655,762
========================================================================

HEALTH CARE SUPPLIES-0.04%

STAAR Surgical Co.(a)                             107,600        326,028
========================================================================

HOUSEHOLD APPLIANCES-0.01%

Helen of Troy Ltd.(a)                              10,000        100,500
========================================================================

MANAGED HEALTH CARE-0.39%

Anthem, Inc.(a)                                    55,200      2,311,776
------------------------------------------------------------------------
CIGNA Corp.                                           500         36,450
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
MANAGED HEALTH CARE-(CONTINUED)

Coventry Health Care, Inc.(a)                       4,000   $     85,760
------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(a)                  3,000         49,680
------------------------------------------------------------------------
Trigon Healthcare, Inc.(a)                          1,000         61,390
------------------------------------------------------------------------
UnitedHealth Group Inc.                            10,000        657,500
------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                   1,000        111,590
========================================================================
                                                               3,314,146
========================================================================

PHARMACEUTICALS-11.43%

Abbott Laboratories                                40,000      2,119,200
------------------------------------------------------------------------
Argonaut Technologies Inc.(a)                      78,300        254,475
------------------------------------------------------------------------
Barr Laboratories, Inc.(a)                         15,000      1,092,000
------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          190,000     10,155,500
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      100,000      7,438,000
------------------------------------------------------------------------
Guilford Pharmaceuticals Inc.(a)                  750,000      8,145,000
------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                          50,000      1,210,500
------------------------------------------------------------------------
Isis Pharmaceuticals, Inc.(a)(b)                  703,000     14,594,280
------------------------------------------------------------------------
Johnson & Johnson                                  68,600      3,972,626
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     200,000      7,798,000
------------------------------------------------------------------------
Merck & Co., Inc.                                  50,000      3,190,500
------------------------------------------------------------------------
OraPharma, Inc.(a)                                110,000        495,000
------------------------------------------------------------------------
Pfizer Inc.                                       540,000     22,626,000
------------------------------------------------------------------------
Pharmacia Corp.                                    15,000        607,800
------------------------------------------------------------------------
PRAECIS Pharmaceutical Inc.(a)                  2,500,000     10,825,000
------------------------------------------------------------------------
SICOR Inc.(a)                                     100,000      1,875,000
========================================================================
                                                              96,398,881
========================================================================

SEMICONDUCTOR EQUIPMENT-0.01%

Varian Semiconductor Equipment Associates,
  Inc.(a)                                           1,000         30,040
========================================================================
    Total Domestic Common Stocks (Cost
      $447,878,813)                                          551,384,619
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-16.60%

DENMARK-0.24%

Novo Nordisk A.S.-Class B (Pharmaceuticals)        50,000      2,028,796
========================================================================

FRANCE-3.76%

Aventis S.A. (Pharmaceuticals)                     28,000      2,060,443
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          450,000     29,671,195
========================================================================
                                                              31,731,638
========================================================================

GERMANY-3.53%

Altana A.G. (Pharmaceuticals)                     600,000     28,084,680
------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)                       50,000      1,732,789
========================================================================
                                                              29,817,469
========================================================================

ISRAEL-2.20%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               300,000     18,540,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

JAPAN-5.21%

Banyu Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               100,000   $  1,943,809
------------------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                80,000      1,168,899
------------------------------------------------------------------------
Daiichi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                50,000      1,174,045
------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                 200,000      5,112,708
------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired 9/7/01-9/10/01;
  Cost $6,079,583)(d)                             300,000      7,203,528
------------------------------------------------------------------------
Hokuriku Seiyaku Co., Ltd. (Pharmaceuticals)       10,000        183,355
------------------------------------------------------------------------
Kissei Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               150,000      2,251,715
------------------------------------------------------------------------
Kyorin Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               100,000      2,695,198
------------------------------------------------------------------------
Kyorin Pharmaceutical Co., Ltd.-Bonus Shares
  (Pharmaceuticals)(a)(e)                          50,000      1,347,599
------------------------------------------------------------------------
Kyowa Hakko Kogyo Co., Ltd. (Pharmaceuticals)     100,000        586,410
------------------------------------------------------------------------
Mitsubishi Pharma Corp. (Pharmaceuticals)         100,000      1,187,520
------------------------------------------------------------------------
Ono Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                27,000        860,013
------------------------------------------------------------------------
Rohto Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                50,000        414,080
------------------------------------------------------------------------
Sankyo Co., Ltd. (Pharmaceuticals)                100,000      1,943,809
------------------------------------------------------------------------
Shionogi & Co., Ltd. (Pharmaceuticals)              3,000         53,659
------------------------------------------------------------------------
Taisho Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               100,000      1,980,562
------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               100,000      4,843,189
------------------------------------------------------------------------
Tanabe Seiyaku Co., Ltd. (Pharmaceuticals)         82,000        884,025
------------------------------------------------------------------------
Terumo Corp. (Pharmaceuticals)                    100,000      1,653,871
------------------------------------------------------------------------
Uni-Charm Corp. (The) (Household Products)         20,000        516,171
------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               200,000      5,929,435
========================================================================
                                                              43,933,600
========================================================================

NETHERLANDS-1.22%

Akzo Nobel N.V. (Diversified Chemicals)           250,000     10,250,458
========================================================================

SWITZERLAND-0.44%

Novartis A.G. (Pharmaceuticals)                   100,000      3,742,350
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $125,645,166)                          140,044,311
========================================================================



                                                               MARKET
                                                 SHARES        VALUE
MONEY MARKET FUNDS-5.08%

STIC Liquid Assets Portfolio(f)                21,404,499   $ 21,404,499
------------------------------------------------------------------------
STIC Prime Portfolio(f)                        21,404,499     21,404,499
========================================================================
    Total Money Market Funds (Cost
      $42,808,998)                                            42,808,998
========================================================================
TOTAL INVESTMENTS-87.05% (Cost $616,332,977)                 734,237,928
========================================================================
OTHER ASSETS LESS LIABILITIES-12.95%                         109,262,482
========================================================================
NET ASSETS-100.00%                                          $843,500,410
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 7.
(c) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/01 represented 0.11% of the Fund's net assets.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of this security at 10/31/01 represented 0.85% of the Fund's net assets.
(e) Security fair valued in accordance with the procedures established by the Board of Trustees.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $616,332,977)*                                $734,237,928
------------------------------------------------------------
Foreign currencies, at value (cost $4,952,132)     4,973,144
------------------------------------------------------------
Receivables for:
  Investments sold                               132,885,211
------------------------------------------------------------
  Fund shares sold                                 4,153,525
------------------------------------------------------------
  Options written                                    717,470
------------------------------------------------------------
  Dividends                                          523,888
------------------------------------------------------------
Collateral for securities loaned                  61,780,168
------------------------------------------------------------
Other assets                                          35,989
============================================================
    Total assets                                 939,307,323
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           28,040,001
------------------------------------------------------------
  Fund shares reacquired                           2,281,357
------------------------------------------------------------
  Options written (premiums received
    $3,140,113)                                    2,787,630
------------------------------------------------------------
  Collateral upon return of securities loaned     61,780,168
------------------------------------------------------------
Accrued distribution fees                            726,893
------------------------------------------------------------
Accrued trustees' fees                                 2,040
------------------------------------------------------------
Accrued transfer agent fees                          130,965
------------------------------------------------------------
Accrued operating expenses                            57,859
============================================================
    Total liabilities                             95,806,913
============================================================
Net assets applicable to shares outstanding     $843,500,410
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $588,071,999
____________________________________________________________
============================================================
Class B                                         $219,062,675
____________________________________________________________
============================================================
Class C                                         $ 36,365,736
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           19,647,736
____________________________________________________________
============================================================
Class B                                            7,816,404
____________________________________________________________
============================================================
Class C                                            1,297,164
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      29.93
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $29.93 divided by
      95.25%)                                   $      31.42
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      28.03
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      28.03
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $61,807,601 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $75,874)                                      $  1,841,062
------------------------------------------------------------
Dividends from affiliated money market funds       1,348,715
------------------------------------------------------------
Interest                                                 973
------------------------------------------------------------
Security lending income                              196,167
============================================================
    Total investment income                        3,386,917
============================================================

EXPENSES:

Advisory fees                                      7,124,437
------------------------------------------------------------
Administrative services fees                         134,681
------------------------------------------------------------
Custodian fees                                       136,210
------------------------------------------------------------
Distribution fees -- Class A                       2,638,487
------------------------------------------------------------
Distribution fees -- Class B                       1,854,032
------------------------------------------------------------
Distribution fees -- Class C                         236,823
------------------------------------------------------------
Transfer agent fees                                1,449,023
------------------------------------------------------------
Trustees' fees                                        27,665
------------------------------------------------------------
Other                                                335,485
============================================================
    Total expenses                                13,936,843
============================================================
Less: Fees waived                                     (1,495)
------------------------------------------------------------
    Expenses paid indirectly                         (69,178)
============================================================
    Net expenses                                  13,866,170
============================================================
Net investment income (loss)                     (10,479,253)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          135,076,568
------------------------------------------------------------
  Foreign currencies                                 (59,893)
------------------------------------------------------------
  Option contracts written                         2,015,408
============================================================
                                                 137,032,083
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (65,527,457)
------------------------------------------------------------
  Foreign currencies                                  65,164
------------------------------------------------------------
  Option contracts written                           352,483
============================================================
                                                 (65,109,810)
============================================================
Net gain from investment securities, foreign
  currencies and option contracts:                71,922,273
============================================================
Net increase in net assets resulting from
  operations                                    $ 61,443,020
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $(10,479,253)   $ (4,947,036)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                            137,032,083      78,246,407
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  (65,109,810)     92,894,528
==========================================================================================
    Net increase in net assets resulting from operations        61,443,020     166,193,899
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (50,675,258)    (33,324,503)
------------------------------------------------------------------------------------------
  Class B                                                      (17,239,849)     (9,919,856)
------------------------------------------------------------------------------------------
  Class C                                                       (1,699,076)       (162,378)
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --         (84,346)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      131,650,882       9,141,881
------------------------------------------------------------------------------------------
  Class B                                                       77,709,705      14,704,535
------------------------------------------------------------------------------------------
  Class C                                                       24,665,881       9,136,876
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --        (710,294)
==========================================================================================
    Net increase in net assets                                 225,855,305     154,975,814
==========================================================================================

NET ASSETS:

  Beginning of year                                            617,645,105     462,669,291
==========================================================================================
  End of year                                                 $843,500,410    $617,645,105
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $607,263,843    $364,662,375
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                          (715)             --
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts        117,918,914      69,554,552
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                            118,318,368     183,428,178
==========================================================================================
                                                              $843,500,410    $617,645,105
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Health Care Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development / event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development / event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        On October 31, 2001, undistributed net investment income was increased by $10,478,538, undistributed net realized gains decreased by $19,053,538 and paid in capital increased by $8,575,000 as a result of differing book / tax treatment of foreign currency reclassifications, the utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,495.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $134,681 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $867,870 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $2,638,487, $1,854,032 and $236,823, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $303,612 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $25,075 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $11,909 and reductions in custodian fees of $57,269 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $69,178.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $61,807,601 were on loan to brokers. The loans were secured by cash collateral of $61,780,168 received by the Fund and invested in affiliated money market funds as follows:
$30,890,084 in STIC Liquid Assets Portfolio and $30,890,084 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $196,167 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,481,339,927 and $1,455,954,291, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $116,007,220
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,068,481)
=========================================================
Net unrealized appreciation of investment
  securities                                 $114,938,739
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $619,299,189.


NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------    -----------
Beginning of year                                                  --      $        --
--------------------------------------------------------------------------------------
Written                                                        23,460        7,317,570
--------------------------------------------------------------------------------------
Closed                                                         (3,850)      (1,416,250)
--------------------------------------------------------------------------------------
Exercised                                                        (400)        (147,945)
--------------------------------------------------------------------------------------
Expired                                                        (9,500)      (2,613,262)
======================================================================================
End of year                                                     9,710      $ 3,140,113
______________________________________________________________________________________
======================================================================================


  Open call option contracts written at October 31, 2001 were as follows:

                                                                                             OCTOBER 31,       UNREALIZED
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS         2001         APPRECIATION
                  ISSUE                      MONTH      PRICE     CONTRACTS     RECEIVED     MARKET VALUE    (DEPRECIATION)
                  -----                     --------    ------    ---------    ----------    ------------    --------------
Affymetrix, Inc.                             Nov-01      $30        3,000      $  710,976     $  705,000       $   5,976
---------------------------------------------------------------------------------------------------------------------------
AmerisourceBergen Corp.                      Nov-01       65          700         421,386        124,250         297,136
---------------------------------------------------------------------------------------------------------------------------
Human Genome Sciences, Inc.                  Nov-01       40        1,500         465,484        645,000        (179,516)
---------------------------------------------------------------------------------------------------------------------------
Isis Pharmaceuticals Inc.                    Dec-01       17.5      2,000         813,973        700,000         113,973
---------------------------------------------------------------------------------------------------------------------------
Protein Design Labs, Inc.                    Nov-01       32.5      2,110         629,497        544,380          85,117
---------------------------------------------------------------------------------------------------------------------------
Vertex Pharmaceuticals Inc.                  Nov-01       25          400          98,797         69,000          29,797
===========================================================================================================================
                                                                    9,710      $3,140,113     $2,787,630       $ 352,483
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      6,036,134    $182,779,234     2,265,037    $ 61,242,852
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,479,506     126,599,025     1,557,713      38,869,448
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,095,249      31,149,126       775,066      19,232,447
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --        12,143         310,037
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,674,855      47,029,924     1,402,570      30,940,689
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        607,446      16,042,076       437,951       9,188,203
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         62,106       1,640,220         6,991         146,741
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --         3,706          84,344
======================================================================================================================
Conversion of Advisor Class shares to Class A shares:**
  Class A                                                             --              --        44,266       1,041,571
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --       (42,881)     (1,041,571)
======================================================================================================================
Reacquired:
  Class A                                                     (3,349,804)    (98,158,276)   (3,330,391)    (84,083,231)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,348,659)    (64,931,396)   (1,400,658)    (33,353,116)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (292,645)     (8,123,465)     (405,278)    (10,242,312)
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --        (2,513)        (63,104)
======================================================================================================================
                                                               7,964,188    $234,026,468     1,323,722    $ 32,272,998
______________________________________________________________________________________________________________________
======================================================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000.
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                              2001(a)        2000(a)     1999(a)     1998(a)     1997(a)
                                                              --------       --------    --------    --------    --------
Net asset value, beginning of period                          $  30.12       $  24.00    $  20.15    $  27.98    $  23.60
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.39)         (0.22)      (0.19)      (0.21)      (0.25)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.44           8.62        4.04       (0.91)       6.48
=========================================================================================================================
    Total from investment operations                              3.05           8.40        3.85       (1.12)       6.23
=========================================================================================================================
Less distributions:
  Distributions from net realized gains                          (3.24)         (2.28)         --       (6.70)      (1.85)
-------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                     --             --          --       (0.01)         --
=========================================================================================================================
    Total distributions                                          (3.24)         (2.28)         --       (6.71)      (1.85)
=========================================================================================================================
Net asset value, end of period                                $  29.93       $  30.12    $  24.00    $  20.15    $  27.98
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  10.85%         38.49%      19.11%      (4.71)%     28.36%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $588,072       $460,445    $357,747    $357,534    $472,083
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.75%(c)       1.73%       1.82%       1.84%       1.80%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.28)%(c)     (0.85)%     (0.81)%     (0.98)%     (1.03)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            207%           242%        123%        187%        149%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $527,697,330.

                                                                                         CLASS B
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                              2001(a)        2000(a)     1999(a)     1998(a)     1997(a)
                                                              --------       --------    --------    --------    --------
Net asset value, beginning of period                          $  28.53       $  22.96    $  19.37    $  27.27    $  23.15
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.51)         (0.34)      (0.30)      (0.30)      (0.37)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.25           8.19        3.89       (0.89)       6.34
=========================================================================================================================
    Total from investment operations                              2.74           7.85        3.59       (1.19)       5.97
=========================================================================================================================
Less distributions:
  Distributions from net realized gains                          (3.24)         (2.28)         --       (6.70)      (1.85)
-------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                     --             --          --       (0.01)         --
=========================================================================================================================
    Total distributions                                          (3.24)         (2.28)         --       (6.71)      (1.85)
=========================================================================================================================
Net asset value, end of period                                $  28.03       $  28.53    $  22.96    $  19.37    $  27.27
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  10.32%         37.78%      18.53%      (5.20)%     27.75%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $219,063       $144,861    $102,916    $100,311    $147,440
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           2.25%(c)       2.23%       2.33%       2.34%       2.30%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.78)%(c)     (1.35)%     (1.32)%     (1.48)%     (1.53)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            207%           242%        123%        187%        149%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $185,403,247.

                                                                                 CLASS C
                                                             ----------------------------------------------
                                                                 YEAR ENDED              MARCH 1, 1999
                                                                OCTOBER 31,          (DATE SALES COMMENCED)
                                                             --------------------        TO OCTOBER 31,
                                                             2001(a)      2000(a)           1999(a)
                                                             -------      -------    ----------------------
Net asset value, beginning of period                         $ 28.53      $ 22.96             $22.50
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.51)       (0.34)             (0.21)
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        3.25         8.19               0.67
===========================================================================================================
    Total from investment operations                            2.74         7.85               0.46
===========================================================================================================
Less distributions from net realized gains                     (3.24)       (2.28)                --
===========================================================================================================
Net asset value, end of period                               $ 28.03      $ 28.53             $22.96
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                10.32%       37.77%              2.04%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $36,366      $12,339             $1,278
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                         2.25%(c)     2.23%              2.33%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets    (1.78)%(c)   (1.35)%           (1.32)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                          207%       242%               123%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $23,682,257.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Global Health Care Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Health Care Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Health Care Fund (the "Fund"), a portfolio of AIM Investment Funds, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)  To approve changing the fundamental investment restrictions of the Fund.

(4)  To approve making the investment objective of the Fund non-fundamental.

(5) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                                         Withheld/
        Trustees/ Matter                                               Votes For        Abstentions
        ----------------                                               ---------        -----------
(1)*    Robert H. Graham............................................  104,314,837        3,884,079
        Frank S. Bayley.............................................  104,294,972        3,903,944
        Ruth H. Quigley.............................................  104,221,667        3,977,249
        Bruce L. Crockett...........................................  104,316,746        3,882,170
        Owen Daly II................................................  104,133,611        4,065,305
        Albert R. Dowden............................................  104,333,638        3,865,278
        Edward K. Dunn, Jr. ........................................  104,246,262        3,952,654
        Jack M. Fields..............................................  104,345,696        3,853,220
        Carl Frischling.............................................  104,193,869        4,005,047
        Prema Mathai-Davis..........................................  104,249,127        3,949,789
        Lewis F. Pennock............................................  104,311,203        3,887,713
        Louis S. Sklar..............................................  104,300,433        3,898,483

                                                                          Votes         Withheld/
         Matter                                         Votes For        Against       Abstentions
         ------                                         ---------        -------       -----------
(2)      Approval of a new Investment Advisory
         Agreement with A I M Advisors, Inc. .........  12,476,892       339,647          487,623
(3)(a)   Approval of the Modification of the
         Fundamental Restriction on Portfolio
         Diversification..............................   9,435,100       442,088        3,426,974**
(3)(b)   Approval of the Modification of the
         Fundamental Restriction on Issuing Senior
         Securities and Borrowing Money...............   9,312,753       550,525        3,440,884**
(3)(c)   Approval of the Modification of the
         Fundamental Restriction on Underwriting
         Securities...................................   9,353,978       498,098        3,452,086**
(3)(d)   Approval of the Modification to or Addition
         of Fundamental Restriction on Industry
         Concentration................................   9,396,437       464,494        3,443,231**
(3)(e)   Approval of the Modification of the
         Fundamental Restriction on Real Estate
         Investments..................................   9,378,508       492,126        3,433,528**
(3)(f)   Approval of the Modification of the
         Fundamental Restriction on Purchasing or
         Selling Commodities..........................   9,288,979       582,296        3,432,887**
(3)(g)   Approval of the Modification of the
         Fundamental Restriction on Making Loans......   9,267,374       590,531        3,446,257**
(3)(h)   Approval of the Modification of the
         Fundamental Policy on Investment in
         Investment Companies.........................   9,332,991       528,715        3,442,456**
(4)      Approval of Making the Investment Objective
         of the Fund Non-Fundamental..................   9,259,669       596,021        3,448,472**
(5)      Ratification of the selection of
         PricewaterhouseCoopers LLP as Independent
         Accountants of the Fund......................  12,630,515       221,512          452,135

(*) Proposal 1 required approval by a combined vote of all of the portfolios of AIM Investment Funds
(**) Includes Broker Non-Votes

BOARD OF TRUSTEES                                      OFFICERS                           OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                   11 Greenway Plaza
Chairman, President and                                Chairman and President             Suite 100
Chief Executive Officer                                                                   Houston, TX 77046
A I M Management Group Inc.                            Carol F. Relihan
                                                       Vice President and Secretary       INVESTMENT MANAGER
Frank S. Bayley
Partner, Baker & McKenzie                              Dana R. Sutton                     A I M Advisors, Inc.
                                                       Vice President and Treasurer       11 Greenway Plaza
Bruce L. Crockett                                                                         Suite 100
Director                                               Melville B. Cox                    Houston, TX 77046
ACE Limited;                                           Vice President
Formerly Director, President, and                                                         TRANSFER AGENT
Chief Executive Officer                                Gary T. Crum
COMSAT Corporation                                     Vice President                     A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Owen Daly II                                           Mary J. Benson                     Houston, TX 77210-4739
Formerly, Director                                     Assistant Vice President and
Cortland Trust, Inc.                                   Assistant Treasurer                CUSTODIAN

Albert R. Dowden                                       Sheri Morris                       State Street Bank and Trust Company
Chairman,                                              Assistant Vice President and       225 Franklin Street
The Cortland Trust, Inc. and                           Assistant Treasurer                Boston, MA 02110
DHJ Media, Inc.; and
Director, Magellan Insurance Company,                                                     COUNSEL TO THE FUND
Formerly Director, President and
Chief Executive Officer,                                                                  Ballard Spahr
Volvo Group North America, Inc.; and                                                      Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                           1735 Market Street
                                                                                          Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                            COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                  Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                          919 Third Avenue
                                                                                          New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                   DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                           A I M Distributors, Inc.
of the U.S. House of Representatives                                                      11 Greenway Plaza
                                                                                          Suite 100
Carl Frischling                                                                           Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                     AUDITORS

Prema Mathai-Davis                                                                        PricewaterhouseCoopers LLP
Member, Visiting Committee,                                                               1201 Louisiana, Suite 2900
Harvard University Graduate School                                                        Houston, TX 77002
of Education, New School University;
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 9.43% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $53,811,235 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                       HOW AIM FUNDS MAKES INVESTING EASY


AIM BANK CONNECTION(SM)            You can invest in your AIM account in amounts
                                   from $50 to $100,000 without writing a check.
                                   Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

AIM INTERNET CONNECT(SM)           Sign up for this service and you can buy,
                                   redeem or exchange shares of AIM funds in your AIM account simply by visiting our Web site at www.aimfunds.com. For a retirement account, such as an IRA or a 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

AUTOMATIC REINVESTMENT OF          You can receive distributions in cash, or you
DIVIDENDS AND/OR CAPITAL GAINS     can reinvest them in your account with out
                                   paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.

AUTOMATIC INVESTMENT PLAN          You can add to your account by authorizing
                                   your AIM fund to withdraw a specified amount, minimum $25, from your bank account on a regular schedule.

EASY ACCESS TO YOUR MONEY          You can redeem shares of your AIM fund any
                                   day the New York Stock Exchange is open. The value of the shares may be more or less than their original cost depending on market conditions.

EXCHANGE PRIVILEGE                 As your investment goals change, you may
                                   exchange part or all of your shares of one fund for shares of a different AIM fund within the same share class. You may make up to 10 such exchanges per calendar year.

TAX-ADVANTAGED RETIREMENT PLANS    You can enjoy the tax advantages offered by a
                                   variety of investment plans, including
                                   Traditional IRAs, Roth IRAs and education
                                   IRAs, among others.

www.aimfunds.com                   Our award-winning Web site provides account
                                   information, shareholder education and
                                   fund-performance information. You can e-mail us via the Web site for account-specific or general information.

eDELIVERY                          This electronic service delivers fund reports
                                   and prospectuses via e-mail. If you choose to receive your reports and prospectuses this way, you will not receive paper copies. To sign up, log into your account at aimfunds.com, click on "Account Options" and select "eDelivery."

AIM INVESTOR LINE,                 You can find current account information and
800-246-5463                       the price, yield and total return on all AIM
                                   funds 24 hours a day. You can also order a year-to-date statement of your account.

                                         EQUITY FUNDS

           DOMESTIC EQUITY FUNDS          INTERNATIONAL/GLOBAL EQUITY FUNDS               A I M Management Group Inc. has provided
                                                                                          leadership in the mutual fund industry
              MORE AGGRESSIVE                      MORE AGGRESSIVE                        since 1976 and managed approximately $141
                                                                                          billion in assets for 10.1 million
AIM Small Cap Opportunities(1)            AIM Developing Markets                          shareholders, including individual
AIM Mid Cap Opportunities(1)              AIM European Small Company                      investors, corporate clients and Financial
AIM Large Cap Opportunities(1)            AIM Asian Growth                                institutions, as of September 30, 2001.
AIM Emerging Growth                       AIM International Emerging Growth                   The AIM Family of Funds--Registered
AIM Small Cap Growth                      AIM Global Aggressive Growth                    Trademark-- is distributed nationwide, and
AIM Aggressive Growth                     AIM European Development                        AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                        AIM Euroland Growth                             complex in the United States in assets
AIM Dent Demographic Trends               AIM International Equity                        under management, according to Strategic
AIM Constellation                         AIM Global Growth                               Insight, an independent mutual fund
AIM Large Cap Growth                      AIM Worldwide Spectrum                          monitor.
AIM Weingarten                            AIM Global Trends                                   AIM is a subsidiary of AMVESCAP PLC,
AIM Small Cap Equity                      AIM International Value(3)                      one of the world's largest independent
AIM Capital Development                                                                   financial services companies with $361
AIM Charter                                  MORE CONSERVATIVE                            billion in assets under management as of
AIM Mid Cap Equity                                                                        September 30, 2001.
AIM Select Equity(2)                        SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                     MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                           AIM New Technology
AIM Large Cap Basic Value                 AIM Global Telecommunications and Technology
AIM Balanced                              AIM Global Energy(4)
AIM Basic Balanced                        AIM Global Infrastructure
                                          AIM Global Financial Services
        MORE CONSERVATIVE                 AIM Global Health Care
                                          AIM Global Utilities
                                          AIM Real Estate(5)

                                             MORE CONSERVATIVE



                               FIXED-INCOME FUNDS

     TAXABLE FIXED-INCOME FUNDS                    TAX-FREE FIXED-INCOME FUNDS

           MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM High Yield II                                  AIM High Income Municipal
AIM High Yield                                     AIM Municipal Bond
AIM Strategic Income                               AIM Tax-Free Intermediate
AIM Income                                         AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                            MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

           MORE CONSERVATIVE



When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.


[DAL BAR LOGO APPEARS HERE]                           [AIM LOGO appears here]
                                                      --Registered Trademark--
                                                      INVESTMENT WITH DISCIPLINE
                                                      --Registered Trademark--

                                                                        GHC-AR-1

A I M DISTRIBUTORS, INC.